CUSIP No. 415033104	Exhibit 2

Exhibit 2 – Form of Warrant (previously filed as Exhibit 4.1 to the Issuer’s 8-K filed with the U.S. Securities and Exchange Commission on April 23, 2013 and incorporated herein by reference).